United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 13, 2012

GeneLink, Inc.

(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8240 Exchange Dr. Suite C1, Orlando, FL 32809

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 558-4363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

GeneLink, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K on July, 13, 2012 to disclose the Company’s separation agreement with Mr. John Webb in its Item 5.02 disclosure. No other information contained in the Form 8-K is amended by this Form 8-K/A.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Departure of Executive Officer

On July 13, 2012, GeneLink, Inc. (the “Company”) ended the engagement of John A. Webb as Chief Financial Officer of the Company.

Mr. Webb entered into a Separation Agreement and Release with the Company effective August 21, 2012 after the 7-day revocation period, pursuant to which he will receive 3 months base salary, medical benefits and vesting of outstanding options.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc.
(Registrant)

By: /s/ Bernard L. Kasten, Jr. M.D.
Bernard L. Kasten, Jr. M.D.
CEO

Dated: August 24, 2012

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